Exhibit 10.2

EXECUTION VERSION

SECOND AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

among

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.,
as the Company and as a Grantor,

and

CERTAIN SUBSIDIARIES OF THE COMPANY,
as Grantors,

and

BANK OF AMERICA, N.A.,
as the Working Capital Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Fixed Asset Collateral Trustee

Dated as of April 20, 2016

SECOND AMENDED AND RESTATED
INTERCREDITOR AGREEMENT

THIS SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Agreement"), dated as of April 20, 2016, is entered into by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. (the "Company"), those certain subsidiaries of the Company from time to time party hereto (the "Subsidiary Loan Parties" and, together with the Company, the "Loan Parties"), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral trustee for the Fixed Asset Secured Parties referenced below (in such capacity, together with its successors and assigns, the "Fixed Asset Collateral Trustee"), and BANK OF AMERICA, N.A., in its capacity as agent for the Working Capital Lenders referenced below (in such capacity, together with its successors and assigns, the "Working Capital Agent").

RECITALS:

A.    Calumet Lubricants Co., Limited Partnership, certain of its affiliates, Bank of America, N.A., in its capacity as administrative agent for the Secured Hedge Counterparties (as defined in the Existing Intercreditor Agreement), and the Working Capital Agent are parties to that certain Amended and Restated Intercreditor Agreement dated as of April 21, 2011 (the "Existing Intercreditor Agreement"); and

B.    The parties hereto (including each of the parties to the Existing Intercreditor Agreement) desire to amend and restate the Existing Intercreditor Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1    Definitions.

1.1    Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth therefor in the Collateral Trust Agreement. As used in the Agreement, the following terms shall have the following meanings:
"Account" has the meaning set forth in the UCC, including all rights to payment for goods sold or leased, or for services rendered.

"Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls (as defined in the Working Capital Credit Agreement as amended from time to time) or is Controlled (as defined in the Working Capital Credit Agreement as amended from time to time) by or is under common Control (as defined in the Working Capital Credit Agreement as amended from time to time) with the Person specified.

"Agent" means the Working Capital Agent or the Fixed Asset Collateral Trustee, as applicable.

"Agreement" means this Second Amended and Restated Intercreditor Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

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"Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

"Bankruptcy Law" means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York.

"Capital Stock" means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

"Claimholders" means the Fixed Asset Claimholders and the Working Capital Claimholders.

"Collateral Trust Agreement" means that certain Amended and Restated Collateral Trust Agreement dated as of the date hereof, as amended, restated, supplemented or otherwise modified from time to time as may be permitted by the Working Capital Credit Agreement, by and among the Company, the Subsidiary Loan Parties, Wilmington Trust, National Association as Trustee, the other Parity Lien Representatives (as defined therein) party thereto and the Fixed Asset Collateral Trustee.

"Company" has the meaning set forth in the introductory paragraph of this Agreement.

"Credit Documents" means the Fixed Asset Loan Documents and the Working Capital Credit Documents.

"Discharge of Obligations" means the Discharge of Fixed Asset Collateral Obligations or the Discharge of Working Capital Obligations, as applicable.

"Discharge of Fixed Asset Collateral Obligations" means (a) the payment in full in cash (or, with respect to any Fixed Asset Collateral Obligations constituting obligations under hedging agreements, collateralization with "Eligible Collateral" (as defined in the applicable Fixed Asset Loan Document)) and discharge of all Fixed Asset Collateral Obligations, (b) the termination or expiration of all commitments to extend credit under all Fixed Asset Loan Documents and (c) the termination, cancellation or cash collateralization of all outstanding letters of credit issued pursuant to any Fixed Asset Loan Documents in accordance with the terms thereof.

"Discharge of Working Capital Obligations" means (a) the payment in full in cash and discharge of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such interest is, or would be, allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all obligations outstanding under the Working Capital Credit Documents and the termination or expiration of all commitments to lend or otherwise extend credit under the Working Capital Credit Documents, (b) the payment in full in cash and discharge of all other Working Capital Obligations that are due and payable or otherwise accrued and owing at or prior to the time

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such principal and interest are paid (including legal fees and other expenses, costs or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs or charges is, or would be, allowed in such Insolvency or Liquidation Proceeding), (c) the termination, cancellation or cash collateralization (in an amount reasonably satisfactory to the Working Capital Collateral Agent) of all letters of credit issued under the Working Capital Credit Documents and (d) the termination, cancellation or cash collateralization (in an amount reasonably satisfactory to the Working Capital Agent) of any interest rate hedge agreement and the payment in full in cash of all obligations owing with respect thereto.

"Existing Working Capital Credit Agreement" means that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014, as amended, restated supplemented or otherwise modified from time to time, by and among the Company, the Subsidiary Loan Parties, the Working Capital Lenders and the Working Capital Agent.

"Existing Intercreditor Agreement" has the meaning provided in Recital A to this Agreement.

"Fixed Asset Claimholders" means, at any relevant time, the holders of the Fixed Asset Collateral Obligations at such time, and shall include the Fixed Asset Collateral Trustee.

"Fixed Asset Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for the Fixed Asset Collateral Obligations.

"Fixed Asset Collateral Documents" means the Parity Lien Security Documents (as defined in the Collateral Trust Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Fixed Asset Collateral Obligation or under which rights or remedies with respect to such Liens are governed.

"Fixed Asset Collateral Obligations" means all Obligations (as defined in the Collateral Trust Agreement) under any Fixed Asset Loan Document. "Fixed Asset Collateral Obligations" shall include, without limitation, all principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees and other liabilities or amounts payable under the Fixed Asset Loan Documents and any indebtedness in respect thereto.

"Fixed Asset Collateral Trustee" has the meaning set forth in the introductory paragraph of this Agreement.

"Fixed Asset Loan Documents" means the Parity Lien Documents (as defined in the Collateral Trust Agreement).

"Fixed Asset Secured Parties" means the Parity Lien Secured Parties (as defined in the Collateral Trust Agreement).

"Grantors" means the Company and each of its Subsidiaries and other Affiliates (including, without limitation, the Subsidiary Loan Parties) that has executed and delivered, or may from time to time hereafter execute and deliver, a Working Capital Collateral Document or a Fixed Asset Collateral Document (or any joinder with respect to any of the foregoing).

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"Insolvency or Liquidation Proceeding" means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other Bankruptcy Law or insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

"IP License" has the meaning provided in Section 3 hereof.

"Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, preference, priority, security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

"Loan Parties" has the meaning set forth in the introductory paragraph of this Agreement.

"Obligations" means the Fixed Asset Collateral Obligations and/or the Working Capital Obligations, as applicable.

"Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities (as defined in the Working Capital Credit Agreement as amended from time to time).

"Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

"Secured Notes Indenture" means the Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time) by and among the Company and Calumet Finance Corp., as issuers, the other Subsidiary Loan Parties and Wilmington Trust, National Association, as trustee (in such capacity and together with its successors in such capacity, the "Secured Notes Trustee").

"Secured Notes Trustee" has the meaning provided in the definition of Secured Notes Indenture.

"Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company.

"Subsidiary Loan Parties" has the meaning set forth in the introductory paragraph of this Agreement.

"Working Capital Agent" has the meaning set forth in the introductory paragraph of this Agreement.

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"Working Capital Claimholders" means, at any relevant time, the holders of the Working Capital Obligations at such time, including without limitation the Working Capital Lenders and any agent under the Working Capital Credit Agreement, including the Working Capital Agent.

"Working Capital Collateral" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Working Capital Obligations.

"Working Capital Collateral Documents" means the Collateral Documents (as defined in the Working Capital Credit Agreement as amended from time to time) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Working Capital Obligations or under which rights or remedies with respect to such Liens are governed.

"Working Capital Credit Agreement" means (a) the Existing Working Capital Credit Agreement and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase (subject to the limitations set forth herein) or refinance in whole or in part the indebtedness and other obligations outstanding under the (i) Existing Working Capital Credit Agreement or (ii) any replacement (whether one or more) of the Existing Working Capital Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not a Working Capital Credit Agreement hereunder. Any reference to the Working Capital Credit Agreement hereunder shall be deemed a reference to any Working Capital Credit Agreement then in existence.

"Working Capital Credit Documents" means the Working Capital Credit Agreement and the Credit Documents (as defined in the Working Capital Credit Agreement as amended from time to time in accordance herewith) and each of the other agreements, documents and instruments providing for or evidencing any other Working Capital Obligation, and any other document or instrument executed or delivered at any time in connection with any Working Capital Obligations, including any intercreditor or joinder agreement among holders of Working Capital Obligations, to the extent such are effective at the relevant time, as each may be amended or modified from time to time in accordance with this Agreement.

"Working Capital Lenders" means the "Lenders" under and as defined in the Working Capital Credit Agreement.

"Working Capital Obligations" means all Obligations (as defined in the Working Capital Credit Agreement). "Working Capital Obligations" shall include, without limitation, (a) all principal, premium, if any, reimbursement obligations, interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) in accordance with the relevant Working Capital Credit Document and (b) all fees, costs, expenses, indemnifications, damages, guarantees and charges and other liabilities or amounts incurred in connection with the Working Capital Credit Documents and provided for thereunder, in the case of each of clause (a) and clause (b) whether before or after commencement of an Insolvency or Liquidation Proceeding and irrespective of whether any claim for such interest, fees, costs, expenses, indemnifications, damages, guarantees, charges or other liabilities or amounts is allowed as a claim in such Insolvency or Liquidation Proceeding.

1.2    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have

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the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (unless such amendment, supplement or modification is not permitted hereunder), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 2    Access to Fixed Asset Collateral.
(a)    In the event the Fixed Asset Collateral Trustee shall acquire control or possession of any of the Fixed Asset Collateral or shall, through the exercise of remedies under the Fixed Asset Collateral Documents or otherwise, sell any of the Fixed Asset Collateral to any third party (a "Third Party Purchaser"), the Fixed Asset Collateral Trustee shall, to the extent permitted by law, permit the Working Capital Agent (or shall require as a condition of such sale to the Third Party Purchaser that the Third Party Purchaser agree to permit the Working Capital Agent), at the Working Capital Agent's option: (i) to enter any of the premises of any Grantor (or Third Party Purchaser) constituting such Fixed Asset Collateral under such control or possession (or sold to a Third Party Purchaser) in order to inspect, remove or take any action with respect to the Working Capital Collateral or to enforce the Working Capital Agent's rights or remedies with respect thereto, including, but not limited to, the examination and removal of Working Capital Collateral and the examination and duplication of any Property (to the extent not Working Capital Collateral) under such control or possession (or sold to a Third Party Purchaser) consisting of books and records of any Grantor related to the Working Capital Collateral; (ii) to use such Property for the purpose of manufacturing or processing raw materials or work‑in‑process into finished inventory; (iii) to use any of the Property under such control or possession (or sold to a Third Party Purchaser) consisting of computers or other data processing equipment related to the storage or processing of records, documents or files pertaining to the Working Capital Collateral and to use any of the Property under such control or possession (or sold to a Third Party Purchaser) consisting of other equipment to handle, deal with or dispose of any Working Capital Collateral pursuant to the Working Capital Agent's rights or remedies as set forth in the Working Capital Credit Documents, the Uniform Commercial Code of any applicable jurisdiction and other applicable law, and (iv) to use any of the Property consisting of intellectual property rights owned or controlled by the Fixed Asset Collateral Trustee or the other Fixed Asset Claimholders as is or may be necessary for the Working Capital Agent to liquidate the Working Capital Collateral. Such use by Working Capital Agent of such Property shall not be on an exclusive basis.
(b)    The Working Capital Agent hereby acknowledges, for itself and on behalf of the other Working Capital Claimholders, that, during the period any Working Capital Collateral shall be under control or possession of the Fixed Asset Collateral Trustee, the Fixed Asset Collateral Trustee shall not be obligated to take any action to protect or to procure insurance with respect to such Working Capital Collateral, it being understood that the Fixed Asset Collateral Trustee shall not have any responsibility for loss or damage to the Working Capital Collateral (other than as a result of the gross negligence or willful misconduct of the Fixed Asset Collateral Trustee or its agents (as applicable), as determined by a final non‑appealable judgment of a court of competent jurisdiction) and that all the risk of loss or damage to the Working Capital Collateral shall remain

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with the Working Capital Claimholders; provided, that, to the extent insurance obtained by the Fixed Asset Collateral Trustee provides coverage for risks relating to access to or use of any Working Capital Collateral, the Working Capital Agent will be made an additional named insured or a loss payee (as applicable) thereunder.
(c)    The rights of the Working Capital Agent set forth in clauses (i), (ii) and (iii) of Section 2(a) above (but, for the avoidance of doubt, not the rights of the Working Capital Agent set forth in clause (iv) of Section 2(a) above, which rights shall continue until all Working Capital Collateral is so liquidated) shall continue until the later of (i) 180 days after the date Working Capital Agent receives written notice from the Fixed Asset Collateral Trustee that the Fixed Asset Collateral Trustee has control or possession of the Fixed Asset Collateral at issue and (ii) the sale or other disposition of such Fixed Asset Collateral by the Fixed Asset Collateral Trustee or the Fixed Asset Claimholders. Such time period shall be tolled during the pendency of any Insolvency or Liquidation Proceeding of any Grantor or other proceedings pursuant to which the Working Capital Agent or the other Working Capital Claimholders are effectively stayed from enforcing their rights against the Working Capital Collateral. In no event shall any Fixed Asset Claimholder take any action to interfere with, limit or restrict the rights of the Working Capital Agent or the exercise of such rights by the Working Capital Agent to have access to or to use any of such Collateral pursuant to Section 2(a) prior to the expiration of such period.
(d)    During the actual occupation by the Working Capital Agent, its agents or representatives of any real property constituting Fixed Asset Collateral during the access and use period permitted by Section 2(a) and Section 2(b) above, the Working Capital Claimholders shall be obligated to pay to the Fixed Asset Collateral Trustee any rent payable to third parties and all utilities, taxes and other maintenance and operating costs of such real property during any such period of actual occupation by the Working Capital Agent, but only to the extent the Fixed Asset Claimholders are required to pay or are otherwise paying any such rent, utilities, taxes or other maintenance and operating costs during the actual occupation of such real property by the Working Capital Agent, its agents or representatives.
SECTION 3    Consent to Limited License. The Fixed Asset Collateral Trustee, for itself and on behalf of the other Fixed Asset Claimholders, (a) acknowledges and consents to the grant to the Working Capital Agent by the Company and the Subsidiary Loan Parties on the date hereof of a limited, non-exclusive royalty-free license in the form of Exhibit A hereto (the "IP License") and (b) agrees that its Liens in the Fixed Asset Collateral shall be subject to the IP License. Furthermore, the Fixed Asset Collateral Trustee, for itself and on behalf of the other Fixed Asset Claimholders, agrees that, in connection with any foreclosure sale conducted by the Fixed Asset Collateral Trustee or any other Fixed Asset Claimholder in respect of any Fixed Asset Collateral of the type described in the IP License (the "IP Collateral"), (i) any notice required to be given by the Fixed Asset Collateral Trustee or any other Fixed Asset Claimholder in connection with such foreclosure shall contain an acknowledgement that the Fixed Asset Collateral Trustee's Lien is subject to the IP License, (ii) the Fixed Asset Collateral Trustee or other Fixed Asset Claimholder (as applicable) shall deliver a copy of the IP License to any purchaser at such foreclosure and provide written notice to such purchaser that the Fixed Asset Collateral Trustee's Lien and the purchaser's rights in the transferred IP Collateral are subject to the IP License and (iii) the purchaser shall acknowledge in writing that it purchased the IP Collateral subject to the IP License.
SECTION 4    Insurance Proceeds. To the extent that the Working Capital Agent and the Fixed Asset Collateral Trustee shall be named as additional insureds and as loss payee (on behalf of the Working Capital Claimholders and the Fixed Asset Claimholders, respectively) under any insurance policies

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maintained from time to time by any Grantor, the parties hereto agree that (as between the Fixed Asset Collateral Trustee and the Fixed Asset Claimholders, on the one hand, and the Working Capital Agent and the Working Capital Claimholders, on the other hand) (a) the Fixed Asset Collateral Trustee (solely upon an Act of Parity Lien Debtholders) and the Fixed Asset Claimholders shall have the sole and exclusive right (i) to adjust or settle any insurance policy or claim in the event of any loss with respect to the Fixed Asset Collateral and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Fixed Asset Collateral, in each case, subject to the terms of the Fixed Asset Loan Documents, and (b) the Working Capital Agent and the Working Capital Claimholders shall have the sole and exclusive right (i) to adjust or settle any insurance policy or claim in the event of any loss with respect to the Working Capital Collateral and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Working Capital Collateral, in each case, subject to the terms of the Working Capital Credit Documents. If the Working Capital Agent or any Working Capital Claimholder shall, at any time, receive any proceeds of any insurance policy or any award with respect to any Fixed Asset Collateral, it shall pay such proceeds to the Fixed Asset Collateral Trustee and promptly notify the Company of such payment. If the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder shall, at any time, receive any proceeds of any insurance policy or award with respect to any Working Capital Collateral, it shall pay such proceeds to the Working Capital Agent and promptly notify the Company of such payment.
SECTION 5    Miscellaneous.
5.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Fixed Asset Loan Documents or the Working Capital Credit Documents, the provisions of this Agreement shall govern and control. The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to the Company in the Fixed Asset Loan Documents or the Working Capital Credit Documents.
5.2    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor, as applicable, as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect upon the earliest to occur of the Discharge of Fixed Asset Collateral Obligations (in accordance with the provisions hereof) or the Discharge of Working Capital Obligations (in accordance with the provisions hereof).
5.3    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Working Capital Agent or the Fixed Asset Collateral Trustee shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent, and each such waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, neither the Company nor any other Subsidiary Loan Party shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights or obligations are directly affected.
5.4    Information Concerning Financial Condition of the Company and its Subsidiaries.

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(a)    The Fixed Asset Collateral Trustee and the Fixed Asset Claimholders, on the one hand, and the Working Capital Agent and the Working Capital Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and its Subsidiaries and all endorsers or guarantors of the Fixed Asset Collateral Obligations or the Working Capital Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Fixed Asset Collateral Obligations or the Working Capital Obligations. The Fixed Asset Collateral Trustee and the Fixed Asset Claimholders shall have no duty to advise the Working Capital Agent or any Working Capital Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise, and the Working Capital Agent and the Working Capital Claimholders shall have no duty to advise the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Working Capital Agent or any Working Capital Claimholder, or the Working Capital Agent or any Working Capital Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Fixed Asset Collateral Trustee or any Fixed Asset Claimholder, it or they shall be under no obligation (A) to make, and such party shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (B) to provide any additional information or to provide any such information on any subsequent occasion, (C) to undertake any investigation or (D) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
(b)    The Grantors agree that any information provided to any Fixed Asset Claimholder or any Working Capital Claimholder may be shared by such Person with any other such Claimholder notwithstanding any request or demand by such Grantor that such information be kept confidential; provided, that such information shall otherwise be subject to the respective confidentiality provisions in the Working Capital Credit Agreement and the Fixed Asset Loan Documents, as applicable.
5.5    Subrogation. Each Agent, for itself and on behalf of the Claimholders for which it acts as Agent, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Obligations has occurred with respect to the other group of Claimholders.
5.6    [Reserved]
5.7    SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
(a)    ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK TO THE EXTENT PERMITTED BY APPLICABLE LAW. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON‑EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT

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REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 5.8; AND (iv) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
(b)    EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT IT WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
5.8    Notices. All notices to the Fixed Asset Claimholders and the Working Capital Claimholders permitted or required under this Agreement shall also be sent to the Fixed Asset Collateral Trustee and the Working Capital Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
5.9    Further Assurances. Each of the Working Capital Agent, on behalf of itself and the Working Capital Claimholders, the Fixed Asset Collateral Trustee, on behalf of itself and the Fixed Asset Claimholders, the Company and the other Grantors agrees that it shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Working Capital Agent or the Fixed Asset Collateral Trustee may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 10

5.10    APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.11    Binding on Successors and Assigns. This Agreement shall be binding upon the Working Capital Agent, the other Working Capital Claimholders, the Fixed Asset Collateral Trustee, the other Fixed Asset Claimholders, the Company and the Subsidiary Loan Parties and their respective successors and assigns.
5.12    Specific Performance. Each of the Working Capital Agent and the Fixed Asset Collateral Trustee may demand specific performance of this Agreement. Each of the Working Capital Agent, on behalf of itself and the other Working Capital Claimholders, and the Fixed Asset Collateral Trustee, on behalf of itself and the other Fixed Asset Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Working Capital Agent or the Fixed Asset Collateral Trustee, as the case may be.
5.13    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
5.14    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or email shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
5.15    Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement on behalf of such party.
5.16    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Working Capital Agent, the other Working Capital Claimholders, the Fixed Asset Collateral Trustee, the other Fixed Asset Claimholders, the Company and the other Grantors. No other Person shall have or be entitled to assert any rights or benefits hereunder.
5.17    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Working Capital Claimholders on the one hand and the Fixed Asset Claimholders on the other hand. Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Grantor, or the obligations of the Company or any other Grantor, which obligations are absolute and unconditional, to pay the Working Capital Obligations and the Fixed Asset Collateral Obligations as and when the same shall become due and payable in accordance with their terms.
5.18    Joinder of Future Subsidiaries of the Company. The Company will cause each of its Subsidiaries which hereafter becomes an "Obligor" under the Working Capital Credit Agreement, promptly upon becoming such an "Obligor", to become a party to this Agreement as a Subsidiary Loan Party and a Grantor, for all purposes of this Agreement, and to become a "Grantor" under the IP License, in each case

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 11

by causing such Subsidiary to execute and deliver to the Working Capital Agent and the Fixed Asset Collateral Trustee a joinder agreement or joinder agreements in form and substance reasonably satisfactory to the Working Capital Agent, whereupon such Subsidiary will be bound by all terms and provisions of this Agreement and the IP License to the same extent as if it had executed and delivered this Agreement and the IP License as of the date hereof.
5.19    Consent of the Company and the Subsidiary Loan Parties. Each of the Company and the Subsidiary Loan Parties agrees and consents to all terms and provisions of this Agreement.
5.20    Certain Agreements relating to a Successor Collateral Trustee under the Collateral Trust Agreement. Each of the Company, the Subsidiary Loan Parties and the Fixed Asset Collateral Trustee hereby agrees that, as a condition to, in connection with and promptly upon any resignation or removal of the Fixed Asset Collateral Trustee as "Collateral Trustee" under the Collateral Trust Agreement, it shall cause the successor "Collateral Trustee" thereunder to expressly assume in writing all obligations of the Fixed Asset Collateral Trustee hereunder pursuant to a written acknowledgement in form and substance reasonably satisfactory to the Working Capital Agent.
5.21    Consent and Release of Bank of America, N.A. as Administrative Agent for the Secured Hedge Counterparties under the Existing Intercreditor Agreement. Bank of America, N.A. in its capacity as administrative agent for the Secured Hedge Counterparties (as defined in the Existing Intercreditor Agreement) (in such capacity, the "Secured Hedge Agent") is executing this Agreement below solely for the purpose of consenting to the amendment and restatement of the Existing Intercreditor Agreement pursuant to this Agreement. Effective upon the execution and delivery of this Agreement by all parties hereto, the Secured Hedge Agent resigns as the Secured Hedge Agent under the Existing Intercreditor Agreement and shall not have any rights, duties or obligations under or with respect to this Agreement, and the parties hereto hereby release the Secured Hedge Agent from all of its duties and obligations under the Existing Intercreditor Agreement.
[remainder of page intentionally left blank]

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BANK OF AMERICA, N.A.,
as Working Capital Agent

By:    /s/ Hance VanBeber
Name:    Hance VanBeber
Title:    Senior Vice President

Notice Address:
Bank of America, N.A.
Mail Code: TX1-492-11-23
901 Main Street, 11th Floor
Dallas, Texas 75202
Attn: Hance VanBeber
Tel: 214-209-4735
Fax: 214-209-4766
Email: hance.vanbeber@baml.com

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 13

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Fixed Asset Collateral Trustee

By:    /s/ Lynn M. Steiner
Name:    Lynn M. Steiner
Title:    Vice President

Notice Address:
Wilmington Trust, National Association
Corporate Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402
Attn: Lynn M. Steiner, Vice President
Tel: 612-217-5667
Fax: 612-217-5651
Email: lsteiner@wilmingtontrust.com

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 14

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ R. Patrick Murray, II Name: R. Patrick Murray, II Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 15

CALUMET LP GP, LLC

By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 16

CALUMET OPERATING, LLC

By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 17

CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP

By: Calumet LP GP, LLC, its general partner
   By: Calumet Operating, LLC, its sole member
      By: Calumet Specialty Products Partners, L.P.,
      its sole member
         By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 18

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By: Calumet Lubricants Co., Limited Partnership,
   its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
   its sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 19

CALUMET SHREVEPORT FUELS, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 20

CALUMET SALES COMPANY INCORPORATED By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 21

CALUMET PENRECO, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 22

CALUMET FINANCE CORP. By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 23

CALUMET SUPERIOR, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 24

CALUMET MISSOURI, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:   /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 25

CALUMET PACKAGING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 26

ROYAL PURPLE, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 27

CALUMET MONTANA REFINING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 28

CALUMET SAN ANTONIO REFINING, LLC,
as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 29

BEL-RAY COMPANY, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 30

WELD CORPORATION, as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 31

ADF HOLDINGS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 32

ANCHOR DRILLING FLUIDS USA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 33

CALUMET NORTH DAKOTA, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 34

KURLIN COMPANY, LLC,
as a Borrower
By: Bel-Ray Company, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 35

ANCHOR OILFIELD SERVICES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 36

Bank of America, N.A. in its capacity as the Secured Hedge Agent is executing this Agreement below solely for the purpose specified in Section 5.21 of this Agreement.

BANK OF AMERICA, N.A.,
as the Secured Hedge Agent

By:    /s/ Hance VanBeber
Name:    Hance VanBeber
Title:    Senior Vice President

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT – Page 37

EXHIBIT A

IP License

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS

For the purpose of enabling Bank of America, N.A., as Agent (in such capacity, together with its successors and assigns, the "Agent") under that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014 (as amended, restated, supplemented or otherwise modified or refinanced or replaced from time to time, the "Credit Agreement") among Calumet Specialty Products Partners, L.P. (the "Company"), the subsidiaries and/or affiliates of the Company from time to time party thereto (including, without limitation, Calumet Lubricants Co., Limited Partnership, and, together with the Company, the "Grantors"), Bank of America, N.A., as Agent, and the lenders from time to time party thereto (collectively, the "Lenders"), to enforce any Lien held by the Agent upon any of the Collateral and, to the extent appropriate in the good faith opinion of the Agent, to process, ship, produce, store, complete, supply, lease, sell or otherwise dispose of any of the Collateral (as such term is defined in the Credit Agreement) or to collect or otherwise realize upon any Accounts, at any and all such times as the Agent shall be lawfully entitled to exercise such rights and remedies, each of the Grantors hereby grants to the Agent, for the benefit of the Agent and the Lenders, and only to the extent set forth above, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any and all intellectual property and rights relating thereto now owned or hereafter acquired by the Grantors or any one or more of them (except to the extent the terms of any of the agreements granting the foregoing rights prohibit such grant to the Agent), and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Each of the Grantors agrees and acknowledges that no further performance is required of the Agent under the terms of the license granted pursuant hereto and that this license shall not constitute an executory contract.
This Amended and Restated License to use Intellectual Property Rights (this "License") shall be governed by the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

Capitalized terms used but not defined herein shall have the meanings therefor specified in the Credit Agreement.

This License amends and restates, but does not extinguish any license or right granted pursuant to, that certain License to Use Intellectual Property Rights dated April 21, 2011, executed by Calumet Lubricants Co., Limited Partnership and certain of its affiliates to and in favor of Bank of America, N.A. as agent under the credit agreement referred to therein.

Dated: April 20, 2016.

Remainder of Page Intentionally Blank.
Signature Page to Follow.

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 1

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ R. Patrick Murray, II Name: R. Patrick Murray, II Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 2

CALUMET LP GP, LLC

By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 3

CALUMET OPERATING, LLC

By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 4

CALUMET LUBRICANTS CO., LIMITED
PARTNERSHIP

By: Calumet LP GP, LLC, its general partner
   By: Calumet Operating, LLC, its sole member
      By: Calumet Specialty Products Partners, L.P.,
      its sole member
         By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 5

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By: Calumet Lubricants Co., Limited Partnership,
   its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
   its sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 6

CALUMET SHREVEPORT FUELS, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 7

CALUMET SALES COMPANY INCORPORATED By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 8

CALUMET PENRECO, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 9

CALUMET FINANCE CORP. By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 10

CALUMET SUPERIOR, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 11

CALUMET MISSOURI, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 12

CALUMET PACKAGING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 13

ROYAL PURPLE, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 14

CALUMET MONTANA REFINING, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 15

CALUMET SAN ANTONIO REFINING, LLC,
as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief Financial Office

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 16

BEL-RAY COMPANY, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 17

WELD CORPORATION, as a Borrower By: /s/ John R. Krutz Name: John R. Krutz Title: Vice President-Finance and Treasurer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 18

ADF HOLDINGS, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 19

ANCHOR DRILLING FLUIDS USA, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 20

CALUMET NORTH DAKOTA, LLC

By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By:  /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 21

KURLIN COMPANY, LLC,
as a Borrower
By: Bel-Ray Company, LLC, its sole member
By:    Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By:    Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R.Patrick Murray, II
Title: Executive Vice President and Chief Financial Office

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 22

ANCHOR OILFIELD SERVICES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. Patrick Murray, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

AMENDED AND RESTATED LICENSE TO USE INTELLECTUAL PROPERTY RIGHTS - Page 23